SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2007

MBIA INC.

(Exact name of registrant as specified in its charter)

Connecticut	1-9583	06-1185706
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

113 King Street, Armonk, New York	10504
(Addresses of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

914-273-4545

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. OTHER EVENTS.

The following information, including the Exhibit to this Form 8-K, is being furnished pursuant to Item 8.01 – Other Events of Form 8-K.

MBIA Inc. (“MBIA”) and its wholly-owned subsidiary MBIA Insurance Corporation announced in a press release on July 25, 2007 that the Independent Consultant who was retained by MBIA pursuant to its previously announced settlement with the Securities and Exchange Commission, the New York Attorney General’s Office and the New York State Insurance Department has completed his review. The Report of the Independent Consultant to MBIA Inc., which was referred to in the press release, has been posted on the MBIA website, is attached as Exhibit 99.1 to this Form 8-K and is incorporated by reference to this Item 8.01 as if fully set forth herein.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

99.1	Report of the Independent Consultant to MBIA Inc. dated July 24, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MBIA INC.

By:	/s/ Ram D. Wertheim
Ram D. Wertheim
General Counsel

Date: July 30, 2007

EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K

Dated July 24, 2007

Exhibit 99.1	Report of the Independent Consultant to MBIA Inc. dated July 24, 2007.